UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

Fractyl Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41942	27-3553477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Van de Graaff Drive Suite 200
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 902-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GUTS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 16, 2026, Fractyl Health, Inc. (the “Company” or “Fractyl”) issued a press release announcing topline six-month results from its REMAIN-1 Pivotal Cohort, a randomized, double-blind, sham-controlled pivotal study evaluating the safety and efficacy of the Revita DMR System (“Revita”) in maintaining weight loss after GLP-1 based therapy discontinuation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As described in the accompanying press release, the Company will host a conference call and live audio webcast today, October 16, 2026 at 8:00 a.m., Eastern Time, to discuss the presentation of data described above.

The live audio webcast may be accessed through the “Events” section of the Company’s website at ir.fractyl.com. A copy of the presentation to be used by the Company during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s website and any information contained on the Company’s website are not incorporated into this Current Report on Form 8-K.

Item 8.01 Other Events.

On October 16, 2026, the Company reported topline six-month results from its REMAIN-1 Pivotal Cohort, a randomized, double-blind, sham-controlled pivotal study evaluating the safety and efficacy of Revita in maintaining weight loss after GLP-1 based therapy discontinuation.

Key Six-Month Findings

•
Six-month co-primary endpoint met: In the modified intention-to-treat (mITT) population (N=308), Revita participants maintained approximately 80% of their GLP-1-induced weight loss after a single treatment at six months, compared with 67% in sham participants (least-squares mean weight regain of 5.1% versus 8.2% of body weight; n=176 versus 74), with high statistical significance (p=0.0023). 32% of Revita participants were either weight stable or had further weight loss at 6-months post GLP-1 discontinuation (<2% regain or incremental loss), versus 18% for sham (post hoc; nominal p=0.020).
•
Dose-dependent effect observed: In a post hoc analysis by ablation length, participants who received 12 to 18 cm of duodenal ablation had 43% less regain than sham (observed mean weight regain of 4.7% versus 8.2%; n=107 versus 74). Participants who received 20 cm or more had 53% less regain than sham (mean regain of 3.8%; n=47). This is consistent with results from the REMAIN-1 Midpoint Cohort that indicated more complete duodenal ablation drove greater treatment effect.
•
Treatment effect grew over time: The difference in weight regain between Revita and sham widened at each assessment, nearly doubling from Month 3 to Month 6.
•
Favorable interim safety data: Revita has been well-tolerated in this ongoing study. There have been no device- or procedure-related serious adverse events, no deaths, and no unanticipated adverse device effects observed as of the September 24, 2026, data cut-off date. Related adverse events were predominantly mild and peri-procedural, with 94% occurring within seven days of the procedure and the vast majority within two days. Consistent with upper GI endoscopy, we believe these generally mild peri-procedural adverse events support potentially broad outpatient use for Revita, if approved.

Cautionary Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact are forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding: the promise and potential impact of our clinical trial data and product candidates, including Revita’s potential for maintaining weight loss after GLP-1 based therapy discontinuation; the translatability of results and scalability of technique related to Revita; the design, initiation, timing and results of clinical studies or readouts, including readouts from the REMAIN-1 Midpoint Cohort and the REMAIN-1 Pivotal Cohort, including 12-month data; the potential launch or commercialization of any of our product candidates or products; our regulatory strategy, including the timing of any potential De Novo marketing application submission and the potential use and benefits of the De Novo pathway (U.S. Food and Drug Administration (“FDA”) pre-submission feedback is advisory and non-binding, and there is no assurance that FDA will accept a De Novo marketing application submission or that Revita will receive marketing authorization); coding, coverage and payment for Revita, including the effectiveness and use of Category III CPT code 1122T and eligibility for or timing of Medicare transitional pass-through payment or other coverage, which are subject to AMA and CMS review and are not assured; the potential treatment population or benefits for any of our product candidates or products; our strategic and product development objectives and goals; and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the risks that are discussed more fully in our filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 24, 2026, and other documents we subsequently file with or furnish to the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 10, 2026. These forward-looking statements are based on management’s current estimates and expectations. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description
99.1	Press Release dated October 16, 2026
99.2	Conference Call Presentation dated October 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fractyl Health, Inc.

Date:	October 16, 2026	By:	/s/ Harith Rajagopalan
Harith Rajagopalan, M.D., Ph.D., Co-Founder, Chief Executive Officer and Director (Principal Executive Officer)